UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A
(Amendment No. 1)
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2016
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(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On November 3, 2016, Air Transport Services Group, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02 and 9.01, to furnish a copy of its earnings press release for the three months and nine months ended September 30, 2016.
On November 7, 2016, subsequent to the furnishing of the Original Form 8-K, the Company issued a revised version of the press release to correct two items on its Condensed Consolidated Statements of Earnings as shown in the Original Form 8-K. These two items were its Earnings per Share from Continuing Operations on a diluted (GAAP) basis and its Weighted Average Share count on a diluted basis for both the three and nine months ended September 30, 2016. The corrections were necessary to properly reflect the dilutive effect of a non-cash mark-to-market loss on warrants that were issued to Amazon Fulfillment Services, Inc. These mark-to-market losses, net of tax, of $5.6 million and $2.2 million for the three and nine months ended September 30, 2016, respectively, were previously removed from the calculation of Earnings per Share from Continuing Operations on a diluted (GAAP) basis but, due to their dilutive effect, have not been removed in the revised calculation. No other amounts on the Company’s (originally reported) Condensed Consolidated Statements of Earnings were impacted by the changes. Weighted Average Shares on a diluted (GAAP) basis were 60.283 million and 64.024 million for the three and nine months ended September 30, 2016, respectively, instead of 63.625 million and 65.138 million, respectively, as previously reported. Earnings per Share from Continuing Operations on a diluted (GAAP) basis were $0.04 and $0.34 for the three and nine months ended September 30, 2016, respectively, instead of $0.12 and $0.37, respectively, as previously reported.

The earnings press release also included a supplementary table, Adjusted Earnings Per Share from Continuing Operations, that reconciles certain non-GAAP results reported in the release to GAAP results. Corrections to that table incorporate the aforementioned changes to Earnings per Share from Continuing Operations on a diluted (GAAP) basis and Weighted Average Share count on a diluted basis for both the three and nine months ended September 30, 2016. The table’s reference to Adjusted Earnings per Share from Continuing Operations (non-GAAP) for the three and nine months ended September 30, 2016, did not change from the $0.14 and $0.39, respectively, reported in the Original Form 8-K.
The Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, which was also issued on November 7, 2016. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A represents the corrected press release in its entirety and amends and supersedes Exhibit 99.1 to the Original Form 8-K. The revised information will also be included in our Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission later this week.
Item 2.02 Results of Operations and Financial Condition.
On November 7, 2016, Air Transport Services Group, Inc. issued a corrected version of a press release relating to its results for the third quarter ended September 30, 2016. A copy of the corrected press release is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Air Transport Services Group, Inc. on November 7, 2016, relating to its results for the third quarter ended September 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	November 7, 2016